Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 10-Q ("Form 10-Q") of San Lotus Holding Inc. (the "Company") for the quarter ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof, Chen, Li-Hsing, President of the Company, and Lin Mu-Chen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1)   The Form 10-Q fully complies with the requirements of Section  13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (2)   The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Chen, Li-Hsing

Chen, Li-Hsing, President

May 12, 2015

/s/ Lin, Mu-Chen

Lin, Mu-Chen, Principal Financial Officer

May 12, 2015

This certification accompanies this Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not deemed filed by the Company and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.